EXHIBIT 10.1 - EXCHANGE AGREEMENT

                               EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT ("AGREEMENT") is made and entered as of this 4th day of October, 2004 by and among:

(1) ACTIVEPOINT LTD., a company incorporated in Israel, Co. no. 51-255867-7, having its registered offices at 20 Giborei Israel Street, Poleg Industrial Zone, Netanya South 42504, Israel ("ACTIVEPOINT"); and

(2) WWAP, INC. a company incorporated in Delaware, having its registered office, at 331 Madison Avenue, 8th Floor, New York, New York 10017 ("WWAP"); and

(3) Each of the persons and entities listed in EXHIBIT A, attached hereto (the "SHAREHOLDERS").

WHEREAS: The Board of Directors of ActivePoint has resolved to effect a reorganization pursuant to which ActivePoint shall become a subsidiary of WWAP, and the Shareholders shall exchange their securities in ActivePoint for similar and comparable securities of WWAP; and,

WHEREAS: The reorganization is intended, INTER-ALIA, to increase the organization's presence in the American market both for customers and potential partners, improve the organization's ability to recruit employees and to facilitate future funding for WWAP; and,

WHEREAS: The Shareholders wish to transfer and assign all of their respective securities of ActivePoint in exchange for securities of the same class and having similar rights in WWAP (the "EXCHANGE");

NOW, THEREFORE, in consideration of the agreements and covenants set forth below, and for good and other valuable consideration, the receipt and sufficiency of is hereby acknowledged, the parties hereby agree as follows:

1.    INTERPRETATION

      1.1 Capitalized terms shall have, in this Agreement, the meanings as detailed alongside them as follows.

            "AFFILIATE" or "AFFILIATE" means with respect to any Person, any other Person that, directly or indirectly, controls or is controlled by or is under common control with such Person. As used in this definition of "Affiliate" the term "control" and any derivatives thereof mean the possession, directly or indirectly, of more than 50% of the voting rights or the rights to appoint directors, whether through ownership of voting securities, by contract or otherwise.

            "BUSINESS DAY" means any day, other than a Friday, Saturday, Sunday or a legal holiday in Israel or the USA.

            "COMMON STOCK" means shares of Common Stock of WWAP, par value US$ .01 each.
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EXHIBIT 10.1 - EXCHANGE AGREEMENT

            "ORDINARY SHARES" means Ordinary Shares of ActivePoint, nominal value NIS 0.1 each.

            "PERSON" means an individual, partnership, corporation, limited liability company, joint venture, unincorporated organization, cooperative or a governmental entity or agency thereof.

            "PREFERRED A STOCK" means shares of Class A Convertible Preferred Stock of WWAP, par value US$.01 each.

            "PREFERRED SHARES" means Preferred Shares of ActivePoint, nominal value NIS 0.1 each.

            "SECURITY INTEREST" means and includes any interest or equity of any Person (including any right to acquire, option, or right of preemption) or any mortgage, charge, pledge, lien, or assignment, or any other encumbrance or security interest or arrangement of whatsoever nature over or in the relevant property.

      1.2 Unless the context otherwise requires, words denoting the singular shall include the plural and vice versa.

      1.3 The preamble to this Agreement and its Schedules are incorporated herein by reference and made a part hereof.

      1.4 The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

2.    THE EXCHANGE

      2.1 TRANSFER OF SHARES. Subject to the terms and conditions of this Agreement, upon the Closing (as defined hereunder), each of the Shareholders shall sell, transfer and assign to WWAP all of the Ordinary Shares and/or the Preferred Shares then held by each such Shareholder, as specified in SCHEDULE 2.1 hereto.

      2.2 ISSUANCE OF SHARES. In exchange for the transfer of the Ordinary Shares and Preferred Shares, WWAP shall issue and allot to each of the Shareholders such number of Common Stock and/or Preferred A Stock, as set forth in SCHEDULE 2.2, attached hereto.

      2.3 TRANSFER BY SHAREHOLDERS. In order to effectuate the transactions contemplated by this Agreement, each Shareholder shall deliver to Dr. Zeev Holender ("TRUSTEE"), upon executing this Agreement, all share certificates evidencing such Shareholder's ownership of Ordinary Shares and/or Preferred Shares, accompanied by duly executed Share Transfer Deeds, in the form attached as SCHEDULE 2.3 hereto, to be held in trust until the Closing. The Trustee shall deliver the Share Transfer Deeds to WWAP upon the Closing.

      2.4 ASSIGNMENT OF OWNER'S LOANS. Upon the Closing, all debts owed by ActivePoint to any of the Shareholders, pursuant to any owner's loans that are outstanding and have not been repaid, listed in
            SCHEDULE 2.4 hereto ("OWNER'S LOANS"), shall be assigned by ActivePoint to WWAP, in a manner that following the Closing WWAP shall owe such debts to the Shareholders instead of ActivePoint under the same terms and conditions.
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EXHIBIT 10.1 - EXCHANGE AGREEMENT

      2.5 RIGHTS AND OBLIGATION UNDER ANY SHAREHOLDERS AGREEMENTS. Upon the Closing, the Shareholders and WWAP shall enter into a Stockholders' Agreement in the form attached hereto as SCHEDULE 2.5 ("SA"). Upon the execution of the SA all previous agreement and understandings between the Shareholders and ActivePoint shall terminate.

3.    CLOSING

      3.1 CLOSING. The Closing shall take place at the offices of Dr. Zeev Holender, Adv., at 40 Montefiore St., Tel Aviv, Israel, effective upon satisfaction of all closing conditions with respect to a minimum of 80% of the outstanding shares of ActivePoint, but no later than November 1st, 2004, or such other date as shall be mutually agreed upon by the parties hereto ("CLOSING").

      3.2 CLOSING DELIVERIES. At the Closing the following transactions shall take place and all documents to be executed and delivered by all parties shall be deemed to have taken place and executed simultaneously and no transaction shall be deemed complete nor any documents executed or delivered until all have been completed, executed and delivered:

            3.2.1 ActivePoint shall deliver to WWAP the following documents:

                  (1) A duly adopted resolution of ActivePoint's board of directors, in the form attached hereto as SCHEDULE 3.2.1(1), approving the execution of this Agreement (including all schedules and exhibits hereto) and the transactions contemplated hereby, including, without limitation, the transfer by the Shareholders of all their Ordinary Shares and/or Preferred Shares to WWAP and the assignment of the Owner's Loans to WWAP;

                  (2) Any and all consents, waivers, approvals, registrations, filings, permits or authorizations with or by any governmental authority or any other third party necessary for ActivePoint to perform its obligations contemplated hereby;

                  (3) Validly executed share certificates representing the Ordinary Shares and Preferred Shares to be held by WWAP, in the form attached hereto as SCHEDULE 3.2.1(3)

            3.2.2 WWAP shall deliver to ActivePoint the following documents:

                  (1) A duly adopted Certificate of Designation of Class A Convertible Preferred Stock designating the Preferred A Stock and providing for the rights, preferences, privileges and restrictions of the Preferred A Stock, in the form attached hereto as SCHEDULE 3.2.2(1)

                  (2) A duly adopted resolution of WWAP's shareholder's meeting, in the form attached hereto as SCHEDULE 3.2.2(2)(A), adopting the amended and restated COI attached hereto as SCHEDULE 3.2.2(2)(B).

                  (3) A duly adopted resolution of WWAP's board of directors, in the form attached hereto as SCHEDULE 3.2.2(3), approving: (i) the execution of

EXHIBIT 10.1 - EXCHANGE AGREEMENT

                        this Agreement (including all schedules and exhibits hereto) and the transactions contemplated hereby, including, without limitation, the issuance of the Common Stock and Preferred A Stock to the Shareholders, the reservation of Common Stock to be issued upon conversion of the Preferred A Stock, and the assignment of the Owner's Loans, subject to the terms hereof; and
                        (ii) the execution of the SA.

                  (4) Duly executed Shares Transfer Deeds signed by the Shareholders, in accordance with SCHEDULE 2.3;

                  (5) Any and all consents, waivers, approvals, registrations, filings, permits or authorizations with or by any governmental authority or any other third party necessary for WWAP to perform its obligations contemplated hereby;

                  (6)   Duly signed copies of the SA;

                  (7) A certificate dated as of the date of the Closing, certifying that all of the representations and warranties made by WWAP in this Agreement, are true and correct as of the Closing, and that WWAP has performed and complied with all of the terms of this Agreement, applying to WWAP, in the form attached hereto as
                        SCHEDULE 3.2.2(7);

                  (8) Validly executed share certificates representing the Common Stock and Preferred A Stock to be issued to each of the Shareholders pursuant to the terms of this Agreement, in the form attached hereto as SCHEDULE 3.2.2(8).

            3.2.3 Each Shareholder shall deliver to WWAP and ActivePoint the following documents:

                  (1) an executed copy of the Owner's Loan Assignment Letters relating to such Shareholder's Owner's Loans, substantially in the form attached hereto as SCHEDULE 3.2.3(1).

                  (2)   Duly signed copies of the SA.

4.    REPRESENTATIONS AND WARRANTIES

      4.1   WWAP REPRESENTATIONS AND WARRANTIES

            WWAP hereby represents and warrants to each of the Shareholders, as follows:

            4.1.1 It is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as currently conducted and to own its properties. Attached hereto is a copy of WWAP's Amended and Restated Certificate of Incorporation and Bylaws as SCHEDULE 4.1.1.

            4.1.2 When issued under the terms of this Agreement, each Common
                  Stock and/or Preferred A Stock will be duly authorized and validly issued and will be fully paid and non-assessable, and shall be free and clear from any Security Interests. The Common Stock to be issued upon conversion of the
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EXHIBIT 10.1 - EXCHANGE AGREEMENT

                  Preferred A Stock will be duly authorized and validly reserved for issuance, and when issued will be duly authorized and validly issued and will be fully paid and non-assessable, and shall be free and clear from any Security Interests. The issued and outstanding share capital of WWAP, and the share capital on an as-converted basis, assuming that all the Shareholders shall execute this Agreement, shall be as set forth in the capitalization table attached as SCHEDULE 4.1.2 hereto.

            4.1.3 There is no outstanding or, to the best of WWAP's knowledge, threatened order, writ, injunction, or decree of any court, governmental agency or arbitration tribunal against such party affecting, involving or relating to WWAP or its business.

            4.1.4 All corporate action on the part of WWAP, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of its obligations hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Common Stock (including the Common Stock reserved for issuance) and the Preferred A Stock, have been taken, or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of WWAP, enforceable against it in accordance with its terms.

            4.1.5 All approvals, authorizations, consents, permissions or waivers to or from, or notice, filing or recording to or with, any person or governmental authority necessary for the execution, delivery and performance of this Agreement shall have been obtained prior to the Closing.

            4.1.6 Compliance with the terms of this Agreement will not: (i)
                  constitute any breach of, any acceleration of any obligation under, right of termination under or default under any contract to which WWAP is a party; (ii) cause WWAP to lose any interest in or the benefit of any asset, right, license or privilege it presently owns or enjoys; (iii) result in any present or future indebtedness of WWAP becoming due prior to its stated maturity; (iv) give rise to or cause to become exercisable any option or right of preemption; or (v) violate any judgment, decree, order, statute, law, rule or regulation applicable to WWAP.

            4.1.7 WWAP has not paid or undertook to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement.

            4.1.8 WWAP is a newly formed company, and since its incorporation in
                  Delaware, WWAP has not conducted any business.

            4.1.9 Immediately prior to the Closing, the authorized share capital of WWAP shall consist of: 13 million shares of Common Stock, par value $.001 per share, and 2 million shares of preferred stock, par value $.001 per share.
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EXHIBIT 10.1 - EXCHANGE AGREEMENT

      4.2   SHAREHOLDERS REPRESENTATIONS AND WARRANTIES

            Each Shareholder hereby represents and warrants to WWAP, as to himself, herself or itself, and not in respect to any other Shareholder, as follows:

            4.2.1 This Agreement is the legal, valid, and binding obligation of
                  Shareholders, and is enforceable as to Shareholder in accordance with its terms. To the extent applicable - all necessary corporate proceedings of have been duly taken to authorize the execution, delivery, and performance of this Agreement.

            4.2.2 Any approval, authorization, consent, permission or waiver to or from, or notice, filing or recording to or with, any person or governmental authority, which is necessary for the execution, delivery and performance of this Agreement, shall have been obtained prior to the Closing.

            4.2.3 Compliance with the terms of this Agreement will not: (i)
                  constitute any breach of, any acceleration of any obligation under, right of termination under or default under any contract to which Shareholder is a party; (ii) cause Shareholder to lose any interest in or the benefit of any asset, right, license or privilege it presently owns or enjoys; (iii) result in any present or future indebtedness of Shareholder becoming due prior to its stated maturity; (iv) give rise to or cause to become exercisable any option or right of preemption; or (v) violate any judgment, decree, order, statute, law, rule or regulation applicable to Shareholder.

            4.2.4 Its shares in ActivePoint, as described in SCHEDULE 2.1 hereto are solely owned and held by such Shareholder and represent all of the shares of ActivePoint owned by such Shareholder. Such shares are free of any and all Security Interests.

            4.2.5 Such Shareholder understands that there are certain tax implications to the Exchange, and hereby declares that such Shareholder has had the opportunity to consult with independent counsel and tax advisors and irrevocably waives any claims against ActivePoint and/or WWAP or any of their respective affiliates, officers, agents, directors, advisors, attorneys, successors and/or assigns with respect to such tax implications.

            4.2.6 The shares acquired by it are acquired for it's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. Each Shareholder further represents that it does not have any contract, undertaking or arrangement with any Person to sell, transfer or grant participation to such Person with respect to any of the shares to be acquired pursuant to this Agreement, except between Mr. Michel Harvey and Mr. and Mrs. Moshe.

            4.2.7 It has been afforded full access to the corporate records and accounts of WWAP and has made an informed decision with regard to the acquisition of WWAP's shares to be issued to such Shareholder. Each Shareholder represents that it had an opportunity to ask questions and receive answers from ActivePoint and WWAP regarding the terms and conditions of the
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EXHIBIT 10.1 - EXCHANGE AGREEMENT

                  Exchange and the business, operations, prospects and financial condition of WWAP. Each Shareholder has had the opportunity to review the Schedules to this Agreement and the Articles of Association of ActivePoint to determine the manner in which the rights of the shareholders of ActivePoint differ from those of shareholders of WWAP.

            4.2.8 Each Shareholder acknowledges that it has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks and merits of the investment in WWAP, and such Shareholder is able to bear the economic risk of loss of the investment for an indefinite period of time. Each Shareholder has consulted with independent advisors with respect to such investment in WWAP.

            4.2.9 Each Shareholder acknowledges that no market for WWAP's securities presently exists and that no assurances can be given that such a market will develop in the future, and that each Shareholder may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

           4.2.10 Each Shareholder is aware that none of the Securities have been registered under the Securities Act of 1933 (the "1933 Act"), that WWAP will have no obligation to effect on behalf of each Shareholder any registration under the 1933 Act or to assist each Shareholder in complying with any exemption from registration under the 1933 Act or any state blue sky laws, that the WWAP shares will be issued on the basis of the statutory exemption provided by Section 4(2) of the 1933 Act and Regulation D promulgated thereunder, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any Federal or state agency or self-regulatory organization where an exemption is being relied upon, and that WWAP's reliance thereon is based in part upon the representations made by each Shareholder in this Agreement. Each Shareholder acknowledges that it is familiar with the nature of the limitations imposed by the 1933 Act and the rules and regulations thereunder on the transfer of securities. In particular, each Shareholder agrees that no sale, assignment or transfer of any WWAP shares shall be valid or effective, and WWAP shall not be required to give any effect to such sale, assignment or transfer, unless (i) such sale, assignment or transfer is registered under the 1933 Act, it being understood that the WWAP shares are not currently registered for sale and that WWAP has no obligation or intention to so register the WWAP shares, except as contemplated hereunder, or (ii) such sale, assignment or transfer is otherwise exempt from the registration under the 1933 Act and WWAP receives an opinion of counsel, reasonably satisfactory to WWAP, to such effect. Each Shareholder acknowledges that the certificate or
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EXHIBIT 10.1 - EXCHANGE AGREEMENT

                  certificates evidencing the WWAP shares shall bear the following, or a substantially similar legend, and such other legends as may be required by state blue sky laws:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) WWAP RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO WWAP, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS."

           4.2.11 Each Shareholder will not, directly or indirectly, publicly sell or offer to publicly sell in any market (including the OTCBB or any quotation service or national exchange) any common stock of the Company; provided, however, that the foregoing restrictions shall not apply to (i) transactions in compliance with Rule 144 of the 1933 Act and (ii) if such shares are registered under the 1933 Act and subject to a current registration statement, a number of shares not exceeding the volume restrictions of Rule 144 applicable to transactions under Rule 144. In order to enable the aforesaid covenants to be enforced, each Shareholder consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the shares of Common Stock registered in the name of such Shareholder or beneficially owned by the undersigned.

5.    WAIVER OF RIGHTS AND RELEASE

      5.1 Each Shareholder hereby fully, unconditionally and irrevocably waives any and all rights that such Shareholder has or may have (other than those rights contemplated by this Exchange Agreement) under ActivePoint's Articles of Association which may become exercisable or triggered as a result of, or otherwise implicated by, the Exchange and any other transaction contemplated by this Agreement, including, without limitation, all rights relating to the following: (i) preemptive rights; (ii) rights of first offer or first refusal; (iii) rights to receive notice and provide consent;
            (iv) anti-dilution adjustments; and (v) document delivery rights;
            (vi) rights upon a liquidation or deemed liquidation.

      5.2 Each Shareholder hereby fully, finally and irrevocably releases, acquits and forever discharges Activepoint, its shareholders, directors, officers, employees and consultants, except Onn Tavor, from any and all claims, actions, debts, counterclaims, causes of action, damages, liabilities, obligations and expenses of every kind and nature whatsoever, at law or in equity, whether known or unknown,
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EXHIBIT 10.1 - EXCHANGE AGREEMENT

            contingent or otherwise, which such Shareholder has or may have with respect to any agreement, circumstances, activity, action, omission, event or matter, occurring or existing on or prior to the Closing.

6.    MISCELLANEOUS

      6.1 Each party hereto shall perform such further acts and execute such further documents as may be reasonably necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

      6.2 This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

      6.3 This Agreement constitutes the entire agreement between the parties hereto with regard to the transactions contemplated hereby, and supersedes any prior or contemporaneous understandings, agreements or representations by or between the parties hereto, written or oral, to the extent they related in any way to the subject matter hereof.

      6.4 This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. Subject to the provisions of this Agreement no party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto.

      6.5 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

      6.6 This agreement shall be governed by and construed in accordance with the laws of the State of Israel, without giving effect to its conflict of law provisions. Each party hereby irrevocably submits to the exclusive jurisdiction of the competent courts located in the Central and Tel-Aviv districts, Israel, for the adjudication of any dispute arising hereunder or in connection herewith or with any transaction contemplated hereby.

      6.7 Any notice or other communication required or permitted to be given under the terms of this Agreement shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or facsimile transmission (with transmission confirmation report) at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or on the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following deposit with a nationally recognized overnight delivery service, addressed to such address, or upon actual receipt, whichever shall first occur. The addresses for such communications shall be as specified in Exhibit A, for the Shareholders, and if to ActivePoint:
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EXHIBIT 10.1 - EXCHANGE AGREEMENT

                  ActivePoint Ltd.
                  20 Giborei Israel St.,
                  Poleg Industrial Zone,
                  Netanya 42504, Israel
                  Tel: +972-9-8852483/4
                  Fax: +972-9-8853233

            and if to WWAP, Inc.:

                  331 Madison Avenue, 8th Floor
                  New York, New York 10017

            or such other address and fax number as shall be notified in writing by each such party to the other parties from time to time.

      6.8 No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both parties. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising of any prior or subsequent such occurrence.

      6.9 Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

      6.10 Each of the parties to this Agreement shall bear his or its own costs and expenses (including legal fees and expenses).


                          [ SIGNATURE PAGE TO FOLLOW ]

EXHIBIT 10.1 - EXCHANGE AGREEMENT

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date set forth above.


      /s/ Rhona Morris                          /s/ Moshe Ofer
      --------------------------------          --------------------------------
      ActivePoint Ltd.                          WWAP, Inc.
      By: Rhona Morris                          By: Moshe Ofer
      Title: Authorized Person                  Title: President


      /s/ Sidney O'Hara                         /s/ A.B. Simon
      --------------------------------          --------------------------------
      Sidney O'Hara                             Topschutter Holdings B.V.
                                                By: A.B. Simon
                                                Title: Authorized Representative



      --------------------------------          --------------------------------
      Onn Tavor                                 Daniel Eini


                                                /s/ Michel Harvey
      --------------------------------          --------------------------------
      Yizthak Turkeltaub                        Harvey Michel


      /s/ Christopher Gare                      /s/ Zeev Holender
      --------------------------------          --------------------------------
      Christopher Gare                          Y.E.R.H Trusts Ltd.
                                                By: Zeev Holender
                                                Title: Director


      /s/ Zeev Holender
      --------------------------------          --------------------------------
      Shir H.Y.E.R Holdings Ltd.                Target
      By: Zeev Holender                         By:
      Title: Director                           Title:


      /s/ Zeev Holender
      --------------------------------
      Employees (held in trust by Target)
      By: Zeev Holender
      Title: Trustee

EXHIBIT 10.1 - EXCHANGE AGREEMENT

                                    EXHIBIT A

                                  SHAREHOLDERS

--------------------------------------------------------------------------------
            SHAREHOLDER                                   ADDRESS
--------------------------------------------------------------------------------
            Topschutter                          61 Rue du Rhone, Geneve,
                                                        Switzerland
--------------------------------------------------------------------------------
             Onn Tavor                           At Adv. Rami Karagula of
                                                 10 Hataas St., Kfar-Saba
--------------------------------------------------------------------------------
              Target                       4A Hagavish St., New Industrial Zone
                                                      South, Netanya
--------------------------------------------------------------------------------
            Daneil Eini                      6 Moshe Dayfan St., Kiryat Arie,
                                                        Petah-Tikva
--------------------------------------------------------------------------------
         Itzhak Turkeltaub                     P.O.B. 4199, Caesarea, Israel
--------------------------------------------------------------------------------
Employees (held by Target in trust)                  4A, Hagavish St.,
                                                    New Industrial Zone
                                                      South, Netanya
--------------------------------------------------------------------------------
    Shir H.Y.E.R. Holdings Ltd.               Rapenburgerstraat 204, 1011 MN
                                                Amsterdam, the Netherlands
--------------------------------------------------------------------------------
           Sydney O'Hara                         46 Endeavour Way, Hythe,
                                                Marina Village, Southampton
                                                     SO45 6DX, England
--------------------------------------------------------------------------------
            Chris Gare                     Old White Lodge, 138 Sycamore Road,
                                                  Farnborough, Hampshire,
                                                       GU14 6RF, UK
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  YERH Trusts (for Avrum Savarn)              Rapenburgerstraat 204, 1011 MN
                                                Amsterdam, the Netherlands
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           Harvey Michel                     2 Allee Flforent Schmitt, 92210,
                                                   Saint - Cloud, France
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

                                  SCHEDULE 2.2

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            SHAREHOLDER              COMMON STOCK    PREFERRED STOCK     TOTAL
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            Topschutter                  61,308          723,334        784,642
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             Onn Tavor                 1,325,058                       1,325,058
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               Target                    11,147                          11,147
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            Daneil Eini                  5,573                           5,573
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         Itzhak Turkeltaub               5,573                           5,573
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Employees (held by Target in trust)      56,849                          56,849
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    Shir H.Y.E.R. Holdings Ltd.          5,573           101,610        107,183
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           Sydney O'Hara                148,945                         148,945
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             Chris Gare                  1,427                           1,427
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 Y.E.R.H Trusts (for Avrum Savarn)       3,545                           3,545
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           Harvey Michel                                1,512,556      1,512,556
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               TOTAL                   1,624,998        2,337,500      3,962,478
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

                                  SCHEDULE 2.4

The Company received the following loans from Topschutter Holding B.V. ("TOPSCHUTTER"):

1. A total of US$135,000 were provided to the Company by Topschutter pursuant to Addendum No. 4 to the Agreement dated January 16, 2000, entered into between the Company and Topschutter on December 10, 2001, and under the terms and conditions thereof.

2. A total of US$45,000 were provided to the Company by Topschutter pursuant to Addendum No. 5 to the Agreement dated January 16, 2000, entered into between the Company and Topschutter on June 13, 2002, and under the terms and conditions thereof.

3. A total of US$75,000 were provided to the Company by Topschutter pursuant to Addendum No. 6 to the Agreement dated January 16, 2000, entered into between the Company and Topschutter on August, 2002, and under the terms and conditions thereof.

                                 The total of all the above loans is US$255,000.